DAVIS RESEARCH FUND

PART OF DAVIS NEW YORK VENTURE FUND, INC.


JULY 31, 2002


ANNUAL REPORT



                                                              [DAVIS FUNDS LOGO]







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                                TABLE OF CONTENTS


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
Shareholder Letter..................................................................................2


Management's Discussion and Analysis................................................................5


Fund Performance and Supplementary Information.....................................................11


Schedule of Investments............................................................................17


Statement of Assets and Liabilities................................................................19


Statement of Operations............................................................................20


Statement of Changes in Net Assets.................................................................21


Notes to Financial Statements......................................................................22


Financial Highlights...............................................................................27


Independent Auditors' Report.......................................................................28


Federal Income Tax Information.....................................................................29


Directors and Officers.............................................................................30
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                                       1

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.

FINDING THE RIGHT COMPANIES
A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. I was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

DETERMINING THE RIGHT PRICE
After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.

COMMITTED TO EQUITIES FOR THE LONG TERM
There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.

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DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there will always be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)

Sincerely,

/s/ Shelby M. C. Davis
------------------------
Shelby M. C. Davis
Senior Research Advisor

September 4, 2002

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DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS RESEARCH FUND

PERFORMANCE OVERVIEW

The Davis Research Fund's Class A shares delivered a total return on net asset value of (17.62)% for the nine-month period from October 31, 2001 (inception date) through July 31, 2002.(2) Over the same time period the Standard & Poor's 500(R) Index returned (13.02)%.(3)

AN INTERVIEW WITH ADAM SEESSEL, PORTFOLIO MANAGER

The Davis Research Fund stumbled a bit coming out of the starting gates, but has since recovered well. While the Fund was establishing its portfolio in November and December of 2001, it lagged the S&P 500(R) Index by 7.21%. LARGELY BECAUSE WE WERE IN CASH AT A TIME WHEN THE MARKET EXPERIENCED A BRIEF BUT SHARP RALLY. After the portfolio was established, HOWEVER, the Fund beat the S&P 500(R) Index (18.76)% to (19.93)% from January 1, 2002 through July 31, 2002.

It's our intention to use this annual report to our shareholders as a self-assessment tool - a way to look back at the last nine months and appraise, to the extent we can, the efficacy of our activity. I say "to the extent we can" because the Research Fund, like all the Davis funds, runs itself as a long-term investment vehicle. Our time horizon is five to ten years, and when viewed in such a context the price movement of a stock over a nine-month period is often arbitrary, even meaningless. Nevertheless, constant self-reflection and constructive self-criticism are central tenets of good investing, so these reports provide an excellent vehicle to report to you not only on our most recent results but also on our own judgements about how we're doing.

On the plus side of the ledger, a number of the businesses we own are at or above the price we paid for them- no small feat in a bear market that some have described as the most vicious since 1974. Hershey,(4) American Standard, Coca-Cola Enterprises and Sigma-Aldrich are all in the black, so to speak, and we have a great deal of confidence in each of these picks over the long term. This is because our research indicated that they were all perfect fits on all of our three main criteria:

     o    Everyday, cash generative businesses;

     o    Run by honest people who care about shareholders;

     o    Bought at reasonable prices.

American Standard, for example, has dominant market shares in the unglamorous but steady and profitable businesses of making toilets and air conditioning units; it is run by a former Allied Signal executive, Fred Poses, who understands return on capital and shareholder value; and it was bought at 16 times our estimate of current earnings and 14 times GAAP earnings, a 60% discount to the prevailing multiple of the S&P 500(R) Index. Hershey, while slightly more expensive, is a true franchise: Its brands are so well-known to generations of Americans that it didn't advertise on a national level until 1970! Since then, it has passed Mars as the number 1 maker of chocolate and other candy in America, and it is being run for the first time in its 108-year history by a non-Hershey executive, which should bring some needed perspective to a somewhat inward-looking company.

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DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ADAM SEESSEL, PORTFOLIO MANAGER - CONTINUED

Our boss, Chris Davis, often cautions us against reading too much into short-term price movements, and Hershey is a good example of that: The stock was actually trading below our cost until the charitable foundation that was the primary legacy of founder Milton Hershey decided to put its controlling interest up for sale. This effectively put the entire company in play, and not surprisingly the news sent the stock sharply higher. At least three major food companies expressed an interest in making a bid, and while a sale is by no means guaranteed - Hershey is such a Pennsylvania institution that the state's politicians are involved - it appears that we have now gotten a permanent revaluation of Hershey: The new CEO, Rick Lenny, has said that in order to avoid a sale he would buy the foundation's shares at a substantial premium.

But it was purely an accident that this event happened to come in our first nine months of operation. What isn't an accident, however, is the extraordinary quality of Hershey's business and its resultant high value as a very scarce asset. Hershey is a good example of something that all of us at Davis constantly look for: a business that has something special about it, something irreplaceable that makes it extremely attractive as a long-term investment. It's no accident that when Hershey went up for sale, there were a number of deep-pocketed companies ready to bid for it. You just don't come across companies with a 40% share of the U.S. chocolate market every day. You just can't invent brands as close to America's hearts as Hershey's chocolate bars, Hershey's Kisses, Reese's Peanut Butter Cups and Kit Kat. Brands like this separate ordinary businesses from franchises, ones that can earn above-average profits for many generations to come. In thirty years, when Danton, Kent and I(5) are close to retirement age and our children have children, Hershey will almost certainly still be a household name, selling its candy to millions of Americans and making healthy profits doing so. Lagardere, a French publisher of irreplaceable magazines, is in the same category. Lagardere, which Danton first identified, is in fact our second largest position: Run by the Lagardere family, rich in cash-generative magazine brands like Paris Match and Elle and bought at a reasonable multiple, it is a quintessential "good business bought at a good price" investment.

Turning to the mistake side of the ledger - or at least the potential mistake side - there are several businesses we think are special but whose stock price nevertheless declined materially during the period. Some, like Aramark, the nation's leading provider of outsourcing services to corporations, we believe to be near-term "random walk" price aberrations; we feel strongly that Aramark, run by a man who owns 20% of the dominant foodservice, lawncare and corporate facilities maintenance company in America will prove a winner in the long run. Like nearly all the businesses we invest in, Aramark has a gentle but persistent tailwind at its back: More and more companies are paying somebody else to take care of their cafeteria and grounds so that they can focus on their core business; Aramark is the clear beneficiary.

Other investments are question marks. MGM, for example, is a stock we have taken a paper loss on of 35-40% to date. MGM produces first-run motion pictures and also owns the nation's largest library of movies by a factor of two; it was the latter business - the James Bond films, the Rocky franchise , the Pink Panther movies - that we were attracted to. Like Hershey, MGM's properties are unique and irreplaceable, and like Hershey their value grows each year as people the world over consume more and more entertainment - and here in America, new technologies like video on demand could offer a huge new source of viewership.

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DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ADAM SEESSEL, PORTFOLIO MANAGER - CONTINUED

Danton bought MGM at $16 per share, figuring that a.) the stock was already down 50% as investors focused on near-term box-office disappointments from MGM's new releases and b.) we were paying about 20 times this year's after-tax free cashflow for the film library. The way we at Davis look at the world, 20 times free cashflow means that if we were private owners of MGM and wanted to take the cash out of the business each year, at that price we would get a 5% yield - the inverse of the multiple - on day 1. This yield is not only better than treasury bonds but almost certain to grow as MGM licenses its library more and more frequently and charges higher prices each time. That sounded pretty good to us, and so did the fact that Kirk Kerkorian, the majority shareholder as of a very few years ago and a very shrewd businessman, was quite open in saying that after he'd finished fixing up MGM he would try to sell it - for a large profit, of course.

All this sounded good in theory, and still does - but MGM continued to disappoint at the box office, in particular with the expensive Nicolas Cage flop "Windtalkers." The stock continued to decline past $16 per share; when it reached $11 per share, Kerkorian announced that he planned to increase his stake. But even that did no good, and today the stock stands at $10 per share.

So we'll see what happens: Danton and I remain confident that ultimately the market will properly value MGM's film library, but it is impossible to say when this will occur. It may never occur: We may have misassesed the amount of money Kerkorian is prepared to lose producing hit-or-miss features for the box office. For now, we'll put this one in the provisional/indeterminate camp, and you will probably hear more from us about this as time goes by.

The final class of mistakes is the most painful to write about - the ones that, even after only nine months, are clearly errors and fall into the "shame on us" category. There are two to report on. First, Adelphia, one of the country's biggest cable operators. Along with some other very smart investors, Danton had bought Adelphia as the first news of misdeeds by the controlling Rigas family broke. Adelphia was beset by management scandal, but its underlying business - delivering daily cable programming to paying subscribers - was sound, even healthy. Danton calculated that, with the stock down 50%, the market was overreacting to management headlines - and thus undervaluing the business. This, however, proved to be incorrect, as management's misdeeds proved to be even greater than first supposed, the debt load on the company higher than first estimated and the entire fiscal corpus of the company, so to speak, more rotten than first appeared.

Having bought at a little more than $11 per share, we sold at a little more than $1 per share - and learned some painful lessons in between. First, don't invest with crooks. Second, watch a company's debt load - a bad balance sheet is like poison to a company's health. Third, don't pay much attention to what other people are paying for similar businesses - so called comparable companies, or "comps." All too often, the comps turn out to be misleading data points - just another example of people focusing on the prices of the moment rather than the longer-term, real, intrinsic value of the company over time.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ADAM SEESSEL, PORTFOLIO MANAGER - CONTINUED

I can only wish that Adelphia was our biggest inaugural mistake, because I have one that may turn out to rival it. Qwest Communications was once a high-flying telecommunications stock that, like so many other telecom stocks, has been absolutely decimated over the last two years. When an entire industry begins to fall out of favor like this, historically it's proven worthwhile to poke around the group to find the babies that have been thrown out with the bathwater. Although many telecommunications businesses will not survive, it is reasonable to suppose that perhaps a handful will survive, and perhaps even prosper. Indeed, the nature of technology-oriented businesses is sort of winner-take-all, with the losers falling away and the winners left with a much bigger piece of the pie.

As 2001 neared an end, I began to think Qwest could be one of those. Investors who had valued Qwest's business at nearly $90 billion in 2000 were now valuing Qwest at $20 billion. Did Qwest really deserve to have lost more than 75% of its market value? I asked myself. After all, its core business was not a high-tech, money-losing enterprise but a 100-year-old operation: An old-fashioned local phone company, the former US West, which newfangled Qwest had the good sense to buy when its stock was in the stratosphere. The core local phone company, while not the sexiest or most beloved business around, certainly had "irreplaceable" characteristics: Citizens and businesses in 14 Western states depended on Qwest for their daily phone service; AT&T and MCI had tried to penetrate Qwest's local business and failed; and in general, it appeared that the only victors of the telecom wars of the 1990s were going to be Qwest and the several other remaining local phone companies. AT&T's and MCI's long-distance business was rapidly eroding, and a primary cause of that erosion was the local company's newly granted authority to offer long-distance service in its local area - a large new business opportunity that Qwest was rapidly preparing itself for.

Add to this the fact that Qwest was 20% owned by Philip Anschutz, a private but brilliant billionaire with a 30-year-record of success, and I thought I had found one of the babies thrown out in the telecom bathwater. Qwest was in some trouble with the SEC owing to questionable revenue-recognition practices in the go-go days of 1999-2000, but the numbers in question were immaterial from a valuation standpoint - and, after all, they were a thing of the past.

So I started buying Qwest at $13 per share and bought as low as $5 per share, congratulating myself all the way down that as a good value investor I had "averaged in" at a cost of "only" $7 per share. Some value investor I turned out to be - the stock is now $3 per share, 60% below our cost, and while I believe that Qwest's underlying business is sound enough to yield an eventual profit on our investment, it's clear in hindsight that I overpaid for the business. Based on my initial estimates, at $7 per share I thought I was paying 12 times the core phone company's earnings. While that's not a wild multiple by any means, it does assume some growth - growth which is not necessarily a sure thing, due to tough economic conditions in the short term and the wireless threat to local wired service in the long term. Further, that multiple was based on management's estimates of this year's revenues and profits - estimates which proved (as is all too often the case) 15% too optimistic. And while the cash-rich dynamics of the local phone business ensured that the company could service its $25 billion debt load, the interest cost on that debt was a fixed cost, so a 15% drop in operating profits equated to a 30-35% drop in profits after interest expense.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ADAM SEESSEL, PORTFOLIO MANAGER - CONTINUED

Thus, in the end it appears that I didn't pay 12 times this year's earnings for Qwest's core phone business, but closer to 17 times. That is a multiple you'd be happy to pay for a wonderful, growing, irreplaceable business like Hershey - but not for one of the caliber of Qwest, a decent but unspectacular business, and certainly not a business that has anything special about it.

I hope this letter has given you a good initial sense of how we approach investing and how we plan to communicate with you regarding the progress of your stakeholding. While the future is always uncertain, I'm fairly sure I can guarantee that every letter will contain some good news, some bad news and a lot of discussion about issues whose outcome will, as of that point, be unknown. That is the nature of the business: Just as we make long-term investments in companies without being entirely certain of the outcome of that investment, so too do you invest in our fund without being entirely certain of how we will do. But whatever happens, in the end I know I can guarantee one thing: Danton, Kent and I will come to work every day doing our very best to beat the market, after fees, for those who have entrusted us with their money.(1)

-------------------------------------------------------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Funds investment professionals candidly discuss a number of individual companies. These opinions are current as of August 2002 but are subject to change. The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Research Fund's Class A shares from inception through July 31, 2002. Returns for other classes of shares will vary from the following returns:

(WITHOUT a 4.75% sales charge taken into consideration)
-------------------------------- ----------------------------
FUND NAME                                 INCEPTION
-------------------------------- ----------------------------
Davis Research Fund A               (17.62)% - 10/31/01 *
-------------------------------- ----------------------------

(WITH a 4.75% sales charge taken into consideration)
-------------------------------- ----------------------------
FUND NAME                                 INCEPTION
-------------------------------- ----------------------------
Davis Research Fund A               (21.54)% - 10/31/01 *
-------------------------------- ----------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

*    Returns are not annualized.

(3) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

(4) See the Schedule of Investments for a detailed list of portfolio holdings.

(5) Adam Seessel, Danton Goei and Kent Whitaker are the portfolio managers of the Davis Research Fund.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS RESEARCH FUND
COMPARISON OF DAVIS RESEARCH FUND, CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Total Return For the Period ended July 31, 2002.

 -------------------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 Life of the Class (October 31, 2001 through July 31, 2002)...... (21.54)%
 -------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Research Fund, Class A Shares on October 31, 2001 (commencement of operations) and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2002 the value of your investment would have been $7,846 - a 21.54% decrease on your initial investment. For comparison, the S&P 500 Index is also presented on the chart below.


                       S&P 500           DRF Class A
         --------------------------------------------
         10/31/01      $  10,000.00      $  10,000.00
          7/31/02      $   8,698.00      $   7,846.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Research Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS RESEARCH FUND
COMPARISON OF DAVIS RESEARCH FUND, CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

===============================================================================
Total Return For the Period ended July 31, 2002.

 --------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes a contingent deferred sales charge of 4%.)

 Life of the Class (October 31, 2001 through July 31, 2002) ...... (21.57)%
 --------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Research Fund, Class B Shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2002 the value of your investment (less a 4% contingent deferred sales charge) would have been $7,843 - a 21.57% decrease on your initial investment. For comparison, the S&P 500 Index is also presented on the chart below.


                       S&P 500           DRF Class B
         --------------------------------------------
         10/31/01      $  10,000.00      $  10,000.00
          7/31/02      $   8,698.00      $   7,843.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Research Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS RESEARCH FUND
COMPARISON OF DAVIS RESEARCH FUND, CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Total Return For the Period ended July 31, 2002.

 -------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes a contingent deferred sales charge of 1%.)

 Life of the Class (October 31, 2001 through July 31, 2002) ..... (19.12)%
 -------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Research Fund, Class C Shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2002 the value of your investment (less a 1% contingent deferred sales charge) would have been $8,088 - a 19.12% decrease on your initial investment. For comparison, the S&P 500 Index is also presented on the chart below.


                       S&P 500           DRF Class C
         --------------------------------------------
         10/31/01      $  10,000.00      $  10,000.00
          7/31/02      $   8,698.00      $   8,088.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Research Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS RESEARCH FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2002

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities              8.6%

Corporate Bonds                                                 7.4%

Common Stock                                                   84.0%



SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

Pharmaceutical and Healthcare                                   6.6%

Media                                                          11.1%

Manufacturing                                                   6.2%

Energy                                                          3.3%

Food/Beverage & Restaurant                                     10.9%

Pipelines                                                       5.3%

Other                                                           2.3%

Building Materials                                             16.3%

Information/Information Processing                              3.8%

Distributors                                                   15.6%

Entertainment                                                   4.3%

Diversified                                                    14.3%



TOP 10 HOLDINGS                                                                         % OF FUND
SECURITY                                             SECTOR                             NET ASSETS
--------------------------------------------------------------------------------------------------
American Standard Cos. Inc.                          Building Materials                   10.58%
Lagardere S.C.A.                                     Media                                10.14%
Tyco International Group, SA, 4.95%, 8/1/03          Diversified Manufacturing             7.39%
Hershey Foods Corp.                                  Food/Beverage & Restaurant            6.17%
Electrolux AB, Ser. B                                Manufacturing                         5.67%
Coca-Cola Enterprises Inc.                           Distributors                          5.17%
Kinder Morgan, Inc.                                  Pipelines                             4.81%
Aramark Corp., Class B                               Distributors                          4.47%
CRH PLC                                              Building Materials                    4.31%
Sigma-Aldrich Corp.                                  Distributors                          4.08%

DAVIS RESEARCH FUND
PORTFOLIO ACTIVITY OCTOBER 31, 2001 THROUGH JULY 31, 2002

================================================================================

NEW POSITIONS ADDED (10/31/01-7/31/02)
(Highlighted positions are those greater than 5.00% of 7/31/02 total net assets)


                                                                                                % OF 7/31/02
                                                                                 DATE OF 1ST        FUND
SECURITY                                         SECTOR                           PURCHASE        NET ASSETS
------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.                    Telecommunications               04/04/02            -
AES Corp.                                        Energy                           02/07/02            -
American Standard Cos. Inc.                      Building Materials               03/05/02         10.58%
Aramark Corp., Class B                           Distributors                     12/10/01          4.47%
Bristol-Myers Squibb Co.                         Pharmaceutical & Health Care     04/04/02            -
Coca-Cola Enterprises Inc.                       Distributors                     12/05/01          5.17%
CRH PLC                                          Building Materials               04/11/02          4.31%
Dominion Resources, Inc.                         Energy                           05/16/02            -
Electrolux AB, Ser. B                            Manufacturing                    05/21/02          5.67%
Eli Lilly and Co.                                Pharmaceutical & Health Care     06/07/02          2.22%
EOG Resources, Inc.                              Energy                           01/16/02          2.38%
Groupe Bruxelles Lambert S.A.                    Diversified                      04/23/02          3.16%
Hershey Foods Corp.                              Food/Beverage & Restaurant       01/02/02          6.17%
Honeywell International Inc.                     Diversified Manufacturing        12/05/01          0.66%
IMS Health Inc.                                  Information/Information
                                                     Processing                   01/10/02          3.50%
J. C. Penney Co., Inc.                           Retailing                        12/11/01            -
Kimberly-Clark Corp.                             Pharmaceutical & Health Care     04/09/02            -
Kinder Morgan, Inc.                              Pipelines                        12/12/01          4.81%
Lagardere S.C.A.                                 Media                            12/03/01         10.14%
Marathon Oil Corp.                               Energy                           12/05/01          0.58%
Merck & Co., Inc.                                Pharmaceutical & Health Care     12/12/01            -
Metro-Goldwyn-Mayer Inc.                         Entertainment                    04/25/02          3.93%
Panamerican Beverages, Inc., Class A             Distributors                     12/05/01          0.56%
Pfizer Inc.                                      Pharmaceutical & Health Care     07/15/02          3.81%
Qwest Communications International Inc.          Telecommunications               12/20/01          1.49%
Sara Lee Corp.                                   Food/Beverage & Restaurant       12/14/01            -
Sigma-Aldrich Corp.                              Distributors                     12/21/01          4.08%
Smithfield Foods, Inc.                           Food/Beverage & Restaurant       04/11/02          3.83%
Textron Inc.                                     Diversified Manufacturing        04/29/02          1.86%
Tyco International Group, SA, 6.875%, 9/5/02     Diversified Manufacturing        02/08/02            -
Tyco International Group, SA, 4.95%, 8/1/03      Diversified Manufacturing        02/08/02          7.39%
Tyco International Group, SA, Conv. Notes,
      Zero Cpn., 2/12/21                         Diversified Manufacturing        02/05/02            -
Tyco International Ltd.                          Diversified Manufacturing        01/28/02            -
United States Steel Corp.                        Industrial                       12/05/01          0.64%

DAVIS RESEARCH FUND
PORTFOLIO ACTIVITY OCTOBER 31, 2001 THROUGH JULY 31, 2002

================================================================================

POSITIONS CLOSED (10/31/01-7/31/02)
(Gains and losses greater than $30,000 are highlighted)

                                                                                  DATE OF
SECURITY                                         SECTOR                           FINAL SALE     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.                    Telecommunications               05/29/02       $(1,293,793)
AES Corp.                                        Energy                           02/08/02            (7,314)
Bristol-Myers Squibb Co.                         Pharmaceutical & Health Care     07/23/02          (381,889)
Dominion Resources, Inc.                         Energy                           06/25/02            22,676
J. C. Penney Co., Inc.                           Retailing                        05/07/02           (22,766)
Kimberly-Clark Corp.                             Pharmaceutical & Health Care     05/07/02            18,311
Merck & Co., Inc.                                Pharmaceutical & Health Care     04/01/02           (44,494)
Sara Lee Corp.                                   Food/Beverage & Restaurant       06/07/02           (23,290)
Tyco International Group, SA, 6.875%, 9/5/02     Diversified Manufacturing        05/22/02              (905)
Tyco International Group, SA, Conv. Notes,
      Zero Cpn., 2/12/21                         Diversified Manufacturing        05/22/02            16,817
Tyco International Ltd.                          Diversified Manufacturing        05/23/02          (172,686)

DAVIS RESEARCH FUND
SCHEDULE OF INVESTMENTS
July 31, 2002

                                                                                                       VALUE
SHARES                                           SECURITY                                            (NOTE 1)
==============================================================================================================
COMMON STOCK - (84.01%)

   BUILDING MATERIALS - (14.89%)
        32,000  American Standard Cos. Inc.*...................................................  $   2,288,320
        62,000  CRH PLC........................................................................        930,976
                                                                                                 -------------
                                                                                                     3,219,296
                                                                                                 -------------
   DISTRIBUTORS - (14.28%)
        45,000  Aramark Corp., Class B*........................................................        967,500
        60,000  Coca-Cola Enterprises Inc. ....................................................      1,117,200
        10,100  Panamerican Beverages, Inc., Class A...........................................        121,503
        18,400  Sigma-Aldrich Corp. ...........................................................        881,636
                                                                                                 -------------
                                                                                                     3,087,839
                                                                                                 -------------
   DIVERSIFIED - (3.16%)
        16,900  Groupe Bruxelles Lambert S.A. .................................................        683,662
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (2.52%)
         4,400  Honeywell International Inc. ..................................................        142,384
        10,200  Textron Inc. ..................................................................        401,880
                                                                                                 -------------
                                                                                                       544,264
                                                                                                 -------------
   ENERGY - (2.96%)
        15,000  EOG Resources, Inc. ...........................................................        514,350
         5,200  Marathon Oil Corp. ............................................................        126,048
                                                                                                 -------------
                                                                                                       640,398
                                                                                                 -------------
   ENTERTAINMENT - (3.93%)
        79,000  Metro-Goldwyn-Mayer Inc.*......................................................        849,250
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (9.99%)
        17,000  Hershey Foods Corp. ...........................................................      1,333,820
        45,000  Smithfield Foods, Inc.*........................................................        827,550
                                                                                                 -------------
                                                                                                     2,161,370
                                                                                                 -------------
   INDUSTRIAL - (0.64%)
         8,300  United States Steel Corp. .....................................................        138,195
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (3.50%)
        47,800  IMS Health Inc. ...............................................................        756,196
                                                                                                 -------------
   MANUFACTURING - (5.67%)
        66,500  Electrolux AB, Ser. B..........................................................      1,226,628
                                                                                                 -------------
   MEDIA - (10.14%)
        53,000  Lagardere S.C.A. ..............................................................      2,193,864
                                                                                                 -------------
   PHARMACEUTICAL & HEALTH CARE - (6.03%)
         8,200  Eli Lilly and Co. .............................................................        479,044
        25,500  Pfizer Inc. ...................................................................        824,925
                                                                                                 -------------
                                                                                                     1,303,969
                                                                                                 -------------
   PIPELINES - (4.81%)
        25,000  Kinder Morgan, Inc. ...........................................................      1,040,250
                                                                                                 -------------

DAVIS RESEARCH FUND
SCHEDULE OF INVESTMENTS
July 31, 2002  - Continued


                                                                                                       VALUE
SHARES/PRINCIPAL                                 SECURITY                                             (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   TELECOMMUNICATIONS - (1.49%)
       250,900  Qwest Communications International Inc.*....................................... $      321,152
                                                                                                --------------

                           Total Common Stock - (identified cost $20,651,711)..................     18,166,333
                                                                                                --------------

CORPORATE BONDS - (7.39%)

$    1,765,000  Tyco International Group, SA, 4.95%, 8/1/03 - (identified cost $1,701,413).....      1,597,759
                                                                                                --------------

SHORT TERM INVESTMENTS - (8.45%)

     1,829,000  Nomura Securities International, Inc. Repurchase Agreement, 1.84%,
                     08/01/02, dated 07/31/02, repurchase value of $1,829,093
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,865,580) - (identified  cost $1,829,000)............      1,829,000
                                                                                                --------------

                Total Investments - (99.85%) - (identified cost $24,182,124) - (a).............     21,593,092
                Other Assets Less Liabilities - (0.15%)........................................         31,401
                                                                                                --------------
                        Net Assets - (100%).................................................... $   21,624,493
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $24,182,124. At July 31, 2002, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:
                Unrealized appreciation........................................................        590,780
                Unrealized depreciation........................................................     (3,179,812)
                                                                                                --------------
                        Net unrealized depreciation............................................ $   (2,589,032)
                                                                                                ==============








SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS RESEARCH FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2002
================================================================================

ASSETS:
     Investments in securities, at value (identified cost $24,182,124) (see accompanying
         Schedule of Investments).........................................................   $      21,593,092
     Cash ................................................................................               1,377
     Receivables:
         Capital stock sold...............................................................                  25
         Dividends and interest receivable................................................              66,210
     Other assets.........................................................................                 396
                                                                                             -----------------
              Total assets................................................................          21,661,100
                                                                                             -----------------

LIABILITIES:
     Accrued expenses ....................................................................              36,607
                                                                                             -----------------
              Total liabilities...........................................................              36,607
                                                                                             -----------------

NET ASSETS ...............................................................................   $      21,624,493
                                                                                             =================

NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $         131,394
     Additional paid-in capital...........................................................          26,148,090
     Undistributed net investment income..................................................             115,021
     Net unrealized depreciation on investments and translation of assets and
         liabilities denominated in foreign currency......................................          (2,588,636)
     Accumulated net realized losses from investments and foreign currency transactions...          (2,181,376)
                                                                                             -----------------
              Net assets..................................................................   $      21,624,493
                                                                                             =================

     CLASS A SHARES
         Net assets.......................................................................   $      21,622,663
         Shares outstanding...............................................................           2,627,655
         Net asset value and redemption price per share ..................................           $    8.23
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $8.23)*...........................           $    8.64
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $             915
         Shares outstanding...............................................................                 112
         Net asset value and redemption price per share ..................................           $    8.17
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $             915
         Shares outstanding...............................................................                 112
         Net asset value and redemption price per share ..................................           $    8.17
                                                                                                     =========


* On purchases of $100,000 or more, the offering price is reduced.




SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS RESEARCH FUND
STATEMENT OF OPERATIONS
For the period from October 31, 2001 (commencement of operations) to July 31,
2002

================================================================================

INVESTMENT INCOME:
     Income:
         Dividends........................................................................   $         131,442
         Interest.........................................................................             222,447
                                                                                             -----------------
                 Total income.............................................................             353,889

     Expenses:
         Management fees (Note 3)........................................  $       142,771
         Custodian fees..................................................           21,826
         Transfer agent fees
              Class A....................................................            7,833
              Class B....................................................                2
              Class C....................................................                2
         Audit fees......................................................           12,000
         Legal fees......................................................               58
         Accounting fees (Note 3)........................................            3,500
         Reports to shareholders ........................................            2,216
         Directors' fees and expenses ...................................              207
         Registration and filing fees ...................................            4,668
         Miscellaneous ..................................................            5,265
         Payments under distribution plan (Note 4)
              Class B....................................................                6
              Class C....................................................                6
                                                                           ---------------
                  Total expenses..........................................................             200,360
                  Expenses paid indirectly (Note 6).......................................                (117)
                                                                                             -----------------
                  Net expenses............................................................             200,243
                                                                                             -----------------
                      Net investment income ..............................................             153,646
                                                                                             -----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized loss from:
         Investment transactions..........................................................          (2,162,266)
         Foreign currency transactions....................................................             (31,492)
     Net increase in unrealized depreciation of investments...............................          (2,588,636)
                                                                                             -----------------
         Net realized and unrealized loss on investments and foreign currency.............          (4,782,394)
                                                                                             -----------------
                  Net decrease in net assets resulting from operations ...................   $      (4,628,748)
                                                                                             =================








SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS RESEARCH FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                              OCTOBER 31, 2001
                                                                                (COMMENCEMENT
                                                                               OF OPERATIONS)
                                                                                   THROUGH
                                                                                  JULY 31,
                                                                                    2002
                                                                                    ----
OPERATIONS:
     Net investment income.............................................   $        153,646
     Net realized loss from investments and
             foreign currency transactions.............................         (2,193,758)
     Net increase in unrealized depreciation of investments............         (2,588,636)
                                                                          ----------------
         Net decrease in net assets resulting
              from operations..........................................         (4,628,748)

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................            (26,243)

CAPITAL SHARE TRANSACTIONS:

     Net increase in net assets resulting from capital share transactions (Note 5):

         Class A  .....................................................         26,277,250
         Class B  .....................................................              1,117
         Class C  .....................................................              1,117
                                                                          ----------------
         Total increase in net assets..................................         21,624,493

NET ASSETS:

     Beginning of period...............................................              -
                                                                          ----------------
     End of period (including undistributed net investment income of
         $115,021) ....................................................   $     21,624,493
                                                                          ================










SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS
July 31 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long term growth of capital. The Fund commenced operations on October 31, 2002. The Fund offers shares in three classes, Class A, Class B and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.


MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

       Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 2002, the Fund generated approximately $2,181,376 of post October capital losses available to offset future capital gains, if any, which expire in 2011.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of the dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of the dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $12,382 and a corresponding decrease in accumulated net realized loss.

The tax character of distributions paid during the period ended July 31, 2002 is as follows:

                                                                           2002
                                                                     ----------------
Ordinary income..............................................                 $26,243

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:



Undistributed net investment income..........................        $        115,021
Accumulated net realized losses from investments and
       foreign currency transactions.........................              (2,181,376)
Net unrealized depreciation on investments...................              (2,589,032)
                                                                     ----------------
Total .......................................................              (4,655,387)
                                                                     ----------------

DAVIS RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31 2002
================================================================================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 2002, were $31,797,903 and $7,294,453, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Advisors (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million. Management fees paid during the period ended July 31, 2002, approximated 0.75% of average net assets.

       State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the period ended July 31, 2002 amounted to $73. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $3,500 for the period ended July 31, 2002. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the period ended July 31, 2002, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received no commissions earned on sales of Class A shares of the Fund.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. There was no service fee for Class A shares of the Fund for the period ended July 31, 2002.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

DAVIS RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31 2002

================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES - CONTINUED

       The Fund pays a distribution fee to reimburse Davis Distributors, LLC (the "Distributor") for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the period ended July 31, 2002, Class B shares of the Fund made distribution payments of $6. During the period ended July 31, 2002, there were no payments made for service fees.

       There were no commission advances by the Distributor during the period ended July 31, 2002 on the sale of Class B shares of the Fund.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $65, which represent the maximum amount allowed under applicable NASD rules discussed above. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the period ended July 31, 2002 the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the period ended July 31, 2002, Class C shares of the Fund made distribution payments of $6. During the period ended July 31, 2002, there were no payments made for service fees. During the period ended July 31, 2002, the Distributor received no contingent deferred sales charges from Class C shares of the Fund.

DAVIS RESEARCH FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31 2002

================================================================================
NOTE 5 - CAPITAL STOCK

       At July 31, 2002, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 500,000,000 of which shares are classified as Davis Research Fund. Transactions in capital stock were as follows:



CLASS A
                                                        OCTOBER 31, 2001
                                                          (COMMENCEMENT
                                                         OF OPERATIONS)
                                                             THROUGH
                                                            JULY 31,
                                                             2002
                                                ------------------------------
                                                  SHARES           AMOUNT
                                                  ------           ------
Shares subscribed..............................    2,625,283  $     26,253,138
Shares issued in reinvestment of distributions.        2,585            26,243
                                                ------------  ----------------
                                                   2,627,868        26,279,381
Shares redeemed................................         (213)           (2,131)
                                                ------------  ----------------
     Net increase..............................    2,627,655  $     26,277,250
                                                ============  ================


CLASS B
                                                        OCTOBER 31, 2001
                                                          (COMMENCEMENT
                                                         OF OPERATIONS)
                                                             THROUGH
                                                            JULY 31,
                                                              2002
                                                ------------------------------
                                                  SHARES           AMOUNT
                                                  ------           ------
Shares subscribed..............................          115  $          1,150
Shares redeemed................................           (3)              (33)
                                                ------------  ----------------
     Net increase..............................          112  $          1,117
                                                ============  ================


CLASS C
                                                        OCTOBER 31, 2001
                                                          (COMMENCEMENT
                                                         OF OPERATIONS)
                                                             THROUGH
                                                            JULY 31,
                                                             2002
                                                ------------------------------
                                                  SHARES           AMOUNT
                                                  ------           ------
Shares subscribed..............................          115  $          1,150
Shares redeemed................................           (3)              (33)
                                                ------------  ----------------
     Net increase..............................          112  $          1,117
                                                ============  ================


NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $117 during the period ended July 31, 2002.

DAVIS RESEARCH FUND
FINANCIAL HIGHLIGHTS
CLASSES A, B & C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout the period.

                                                   CLASS A           CLASS B          CLASS C
                                                   -------           -------          -------
                                              OCTOBER  31, 2001 OCTOBER  31, 2001 OCTOBER  31, 2001
                                                (COMMENCEMENT     (COMMENCEMENT     (COMMENCEMENT
                                               OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)
                                                   THROUGH           THROUGH          THROUGH
                                                  JULY 31,          JULY 31,         JULY 31,
                                                    2002              2002             2002
                                                    ----              ----             ----
Net Asset Value, Beginning of Period...........    $ 10.00           $ 10.00          $ 10.00
                                                   -------           -------          -------

Loss From Investment Operations
     Net Investment Income (Loss)..............       0.06             (0.02)           (0.02)
     Net Realized and Unrealized Losses........      (1.82)            (1.81)           (1.81)
                                                   -------           -------          -------
       Total From Investment Operations........      (1.76)            (1.83)           (1.83)

Dividends and Distributions
     Dividends from Net Investment Income......      (0.01)             -                -
                                                   -------           -------          -------

Net Asset Value, End  of Period................    $  8.23           $  8.17          $  8.17
                                                   =======           =======          =======

Total Return(1)................................     (17.62)%          (18.30)%         (18.30)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted)...    $21,623                $1               $1


     Ratio of Expenses to Average Net Assets...       1.05%*            2.04%*           2.04%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets......................       0.81%*           (0.18)%*         (0.18)%*

     Portfolio Turnover Rate(2)................         45%               45%              45%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


* Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS RESEARCH FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND, INC.:

       We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 31, 2001 (commencement of operations) to July 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2002, the results of its operations, the change in its net assets and the financial highlights for the period from October 31, 2001 to July 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Denver, Colorado
September 6, 2002

DAVIS RESEARCH FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE PERIOD ENDED JULY 31, 2002

===============================================================================

       In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       During the fiscal period ended July 31, 2002, $26,243 of dividends paid by the Fund constituted net investment income dividends for federal income tax purposes.

       Dividends paid by the Fund during the fiscal period ended July 31, 2002 which are not designated as capital gain distribution should be multiplied by 82% to arrive at the net amount eligible for the corporate dividends-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                   TERM OF                                  PORTFOLIOS IN
                                   OFFICE AND      PRINCIPAL                FUND COMPLEX
                   POSITION(S)     LENGTH OF       OCCUPATION(S) DURING     OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND  TIME SERVED     PAST FIVE YEARS          DIRECTOR        DIRECTOR
------------------ --------------- --------------- ------------------------ --------------- -------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            12         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of Chicago;
                                                   and Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                12         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser and
                                                                                             that have no material relationship
                                                                                             with the Adviser or the Davis
                                                                                             Funds other than that some of
                                                                                             them are shareholders in one or
                                                                                             more of the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             12         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                       (engineering); Member,
                                                   Chairman, Energy &                        Investment Committee for
                                                   Technology Company,                       Microgeneration Technology
                                                   Ltd.; Retired Chairman                    Fund, UTECH Funds.
                                                   and President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                             DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  12         Director, Intel Corp. (semi-
(born 3/7/36)                       since 1982     Technology, Inc.                          conductor manufacturer), Cirrus
                                                   (semi-conductor                           Logic Corp. (semi-conductor
                                                   manufacturer).                            manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc. (micro-
                                                                                             circuit handling and testing
                                                                                             equipment manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and LogicVision,
                                                                                             Inc. (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               12         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President            12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of             12         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

MARSHA WILLIAMS    Director         director       Executive Vice                 16         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios); Director, Modine
                                                   Equity Office                             Manufacturing, Inc. (heat
                                                   Properties Trust                          transfer technology);
                                                   (office building                          Director, Chicago Bridge &
                                                   owner); Former Chief                      Iron Company, N.V.
                                                   Administrative Officer                    (industrial construction and
                                                   of Crate & Barrel                         engineering).
                                                   (home furnishings
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Chief           12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Investment Officer,                       Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers, L.P.

DAVIS RESEARCH FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================
                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------

INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios).
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios).
                                                   Davis Fund and
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).


* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                               DAVIS RESEARCH FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================
       DIRECTORS                           OFFICERS
       Wesley E. Bass, Jr.                 Jeremy H. Biggs
       Jeremy H. Biggs                         Chairman
       Marc P. Blum                        Christopher C. Davis
       Andrew  A. Davis                        President
       Christopher C. Davis                Andrew A. Davis
       Jerry D. Geist                          Vice President
       D. James Guzy                       Kenneth C. Eich
       G. Bernard Hamilton                     Executive Vice President &
       Theodore B. Smith, Jr.                  Principal Executive Officer
       Christian R. Sonne                  Sharra L. Reed
       Marsha Williams                         Vice President, Treasurer
                                               & Principal Accounting Officer
                                           Thomas D. Tays
                                               Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS RESEARCH FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.

================================================================================